                                                                 EXHIBIT 10.29.4

                                August 14, 1997



Union Bank of California, N.A.
70 South Lake Avenue, Suite 900
Pasadena, California 91101
Attention:  Commercial Finance Division



     RE: FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT; SECOND AMENDMENT TO GUARANTY; FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT; AND GUARANTOR CONSENT



Gentlemen:

     We refer to the following documents: (i) the Revolving Credit and Term Loan Agreement dated as of September 30, 1994, as amended by the First Amendment to Revolving Credit and Term Loan Agreement dated as of January 30, 1997 and the Second Amendment to Revolving Credit and Term Loan Agreement dated as of August 14, 1997 (the "Second Credit Agreement Amendment") (said Agreement, as so
               ---------------------------------
amended, herein called the "Credit Agreement"), between Fontana Water Resources,
                            ----------------
Inc., a Delaware corporation (the "Borrower"), and Union Bank of California,
                                   --------
N.A., a national banking association (successor in interest to Union Bank, a California banking corporation) (the "Bank"); (ii) the Pledge and Security
                                      ----
Agreement dated as of September 30, 1994 (the "Pledge and Security Agreement")
                                               -----------------------------
made by the Borrower in favor of the Bank; (iii) the Guaranty dated as of September 30, 1994 made by Kaiser Ventures Inc., a Delaware corporation formerly known as "Kaiser Resources Inc." (the "Guarantor"), in favor of the Bank, as
                                       ---------
amended by the First Amendment to Guaranty dated as of January 30, 1997 between the Guarantor and the Bank (said Guaranty, as so amended, herein called the "Guaranty"); and (iv) the Stock Pledge Agreement dated as of September 30, 1994
---------
(the "Stock Pledge Agreement") made by the Guarantor in favor of the Bank.
      ----------------------
Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

     1.   Subject to the terms and conditions of this letter amendment, (a)
Section 18(a) of the Pledge and Security Agreement and Section 16(a) of the Stock Pledge Agreement are amended by adding the words and punctuation "all Letters of Credit have expired," after the word "until" in each case, and (b)
Section 12(a) of the Guaranty is amended by adding the words and punctuation "expiration of all Letters of Credit," after the word "until."
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August 14, 1997
Page 2

     2. If you agree to the terms hereof, please evidence your agreement by executing this letter amendment in the space provided below. This letter amendment shall become effective as of the date first set forth above when and if counterparts of this letter amendment have been executed and delivered by the Borrower, the Guarantor and the Bank.

     3. On and after the effective date of this letter amendment, each reference in the Pledge and Security Agreement, the Guaranty and the Stock Pledge Agreement to "this Agreement," "this Guaranty," "hereunder," "hereof," "herein" or any other expression of like import referring to the Pledge and Security Agreement, the Guaranty or the Stock Pledge Agreement, as the case may be, and each reference in the other Credit Documents to "the Pledge and Security Agreement," "the Guaranty," "the Stock Pledge Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Pledge and Security Agreement, the Guaranty or the Stock Pledge Agreement, as the case may be, shall mean and be a reference to the Pledge and Security Agreement, the Guaranty or the Stock Pledge Agreement, as applicable, as amended by this letter amendment. Except as specifically amended above, the Pledge and Security Agreement, the Guaranty and the Stock Pledge Agreement shall remain in full force and effect and are hereby ratified and confirmed.

     4. This letter amendment may be executed in any number of counterparts and by any of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     5. The Guarantor hereby consents to the Second Credit Agreement Amendment and hereby confirms and agrees that the Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Second Credit Agreement Amendment, each reference in the Guaranty to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Second Credit Agreement Amendment.
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August 14, 1997
Page 3

     6. This letter amendment shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and performed in the State of California.


                              Very truly yours,

                              FONTANA WATER RESOURCES, INC.



                              By:  /s/ Gerald A. Fawcett
                                   ---------------------
                                   Gerald A. Fawcett
                                   President



                              KAISER VENTURES INC.



                              By:  /s/ Gerald A. Fawcett
                                   ---------------------
                                   Gerald A. Fawcett
                                   President & Chief
                                   Operating Officer



Agreed to as of August 14, 1997:


UNION BANK OF CALIFORNIA, N.A.



By:  /s/ Richard P. DeGrey, Jr.
     --------------------------
     Richard P. DeGrey, Jr.
     Vice President